SUPPLEMENT DATED AUGUST 14, 2015 TO THE

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
DATED FEBRUARY 27, 2015,
AS SUPPLEMENTED ON MAY 26, 2015

AND

SUMMARY PROSPECTUS
DATED MAY 26, 2015

Arden Alternative Strategies Fund

Series of Arden Investment Series Trust

Capitalized terms used in this Supplement and not defined have the same meanings as set forth in the Prospectus, Statement of Additional Information and Summary Prospectus.  Please retain this Supplement for future reference.

Aberdeen Asset Management Inc. (“Aberdeen”) recently announced that it entered into an agreement to acquire Arden Asset Management LLC, the Fund’s investment adviser.  The transaction is subject to regulatory approval from the U.K. Financial Conduct Authority and notification to the Irish Central Bank and is targeted to complete during the fourth quarter of 2015.  It is also subject to a number of other closing conditions, including the approval by the Board of Trustees (“Board”) of the Trust, on behalf of the Fund, of an agreement and plan of reorganization, providing for the reorganization of the Fund into a newly created fund (with substantially similar investment strategies) to be managed by Aberdeen.  The Board is expected to consider the reorganization in September 2015.  If approved by the Board, it will call a shareholder meeting where shareholders will consider and vote on the reorganization of the Fund.

Aberdeen is a Delaware corporation formed in 1993, with its principal place of business at 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103.  Aberdeen is a wholly-owned subsidiary of Aberdeen Asset Management PLC (“Aberdeen PLC”), which is the parent company of an asset management group managing approximately $483.3 billion in assets as of June 30, 2015 for a range of pension funds, financial institutions, investment trusts, unit trusts, offshore funds, charities and private clients, in addition to U.S. registered investment companies.